POWER OF ATTORNEY

I, Gregory Serio, President, Treasurer and Director of PHL Variable Insurance Company, do hereby appoint Eric Marhoun, Secretary of PHL Variable Insurance Company, my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by PHL Variable Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
PHL Variable Insurance Company	The Big Edge Choice, Spectrum Edge, Spectrum Edge+, The Phoenix Edge – VA	PHL Variable Accumulation Account (811-08914)

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2023.

/s/ Gregory Serio
Gregory Serio
President, Treasurer and Director PHL Variable Insurance Company

POWER OF ATTORNEY

I, Joseph Tedone, Director and Chairperson of PHL Variable Insurance Company, do hereby appoint Eric Marhoun, Secretary of PHL Variable Insurance Company, my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by PHL Variable Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
PHL Variable Insurance Company	The Big Edge Choice, Spectrum Edge, Spectrum Edge+, The Phoenix Edge – VA	PHL Variable Accumulation Account (811-08914)

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2023.

/s/ Joseph Tedone
Joseph Tedone
Director and Chairperson PHL Variable Insurance Company

POWER OF ATTORNEY

I, Gina C. O’Connell, Director of PHL Variable Insurance Company, do hereby appoint Eric Marhoun, Secretary of PHL Variable Insurance Company, my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by PHL Variable Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
PHL Variable Insurance Company	The Big Edge Choice, Spectrum Edge, Spectrum Edge+, The Phoenix Edge – VA	PHL Variable Accumulation Account (811-08914)

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2023.

/s/ Gina C. O’Connell
Gina C. O’Connell
Director PHL Variable Insurance Company

POWER OF ATTORNEY

I, Christine Janofsky, in performing the functions of principal financial officer and principal accounting officer of PHL Variable Insurance Company, do hereby appoint Eric Marhoun, Secretary of PHL Variable Insurance Company, my true and lawful attorney-in-fact, for me and in my name, place, and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statements, and any and all amendments thereto, filed by PHL Variable Insurance Company and/or a separate account thereof, as applicable, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 (“1940 Act”), each as amended, in connection with the registration of the variable insurance contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof.

Depositor	Variable Insurance Contract(s)	Separate Account (1940 Act File Number)
PHL Variable Insurance Company	The Big Edge Choice, Spectrum Edge, Spectrum Edge+, The Phoenix Edge – VA	PHL Variable Accumulation Account (811-08914)

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2023.

/s/ Christine Janofsky
Christine Janofsky